Exhibit 24
            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/ Don Tyson     Director        November 14, 1997
Don Tyson


      POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/ Leland E. Tollett     Director      November 14, 1997
Leland E. Tollett

            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/Joe F. Starr     Director       November 14, 1997
Joe F. Starr


            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/John H. Tyson     Director      November 14, 1997
John H. Tyson

            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/Shelby D. Massey     Director       November 14, 1997
Shelby D. Massey


            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/Neely E. Cassady     Director       November 14, 1997
Neely E. Cassady

            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/Fred S. Vorsanger     Director       November 14, 1997
Fred S. Vorsanger


            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, her true and lawful attorney in fact and agent with full powers of substitution and resubstitution for her and in her name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or her substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/Barbara A. Tyson     Director        November 14, 1997
Barbara A. Tyson

            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/Lloyd V. Hackley     Director       November 14, 1997
Lloyd V. Hackley


            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/Donald E. Wray     Director      November 14, 1997
Donald E. Wray

            POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Leland Tollett and/or Wayne Britt, severally, his true and lawful attorney in fact and agent with full powers of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign a registration statement on Form S-3, and any or all amendments or supplements thereto (including any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended), to be filed by Tyson Foods, Inc. with respect to the shelf registration of up to $500,000,000 of debt securities (and such additional amount of debt securities as may registered pursuant to Rule 462(b)), and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or his substitute(s), may lawfully do or cause to be done by virtue hereof.


/s/Gerald M. Johnston        Director    November 14, 1997
Gerald M. Johnston